SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 12, 2003


                              OCG TECHNOLOGY, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

Delaware                             0-5186                   13-2643655
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(State or other jurisdiction of   (Commission               (I.R.S. Employer
incorporation or organization)    File Number)            Identification Number)


              56 Harrison Street, Suite 501, New Rochelle, NY 10801
             ------------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 914-576-8457


               ---------------------------------------------------
               Former name, former address and former fiscal year,
                          if changed since last report.

Item 4.  Changes in Registrant's Certifying Accountant.
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(b) New independent accountants.


     The Registrant has engaged Friedman Alpren & Green LLP as its new independent accountants as of November 7, 2003. During the two most recent fiscal years and through November 7, 2003, the Registrant has not consulted with Friedman Alpren & Green LLP regarding:

         (i) the application of accounting principles to a specific transaction, either completed or proposed; nor the type of audit opinion that might be rendered on the Registrant's financial statements; nor has any written report or oral advice been provided to the Registrant by Friedman Alpren & Green LLP;

         (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a) (1) (iv) of Regulation S_K and the related instructions to Item 304 of Regulation S_K, or a reportable event, as that term is defined in Item 304(a) (1) (iv) of Regulation S_K. The Registrant has engaged Friedman Alpren & Green LLP as its new independent accountants as of November 7, 2003.

Item 7.  Financial Statements and Exhibits.
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         None

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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OCG TECHNOLOGY, INC.


                                            By: /s/ Edward C. Levine
                                                --------------------------------
                                                Edward C. Levine,
                                                President


Dated: November 12, 2003


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